UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 1, 2007

GOAMERICA, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-29359 (Commission File Number)	22-3693371 (IRS Employer Identification No.)

433 HACKENSACK AVENUE, HACKENSACK, NJ 07601
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (201) 996-1717

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|X|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

        On October 1, 2007, GoAmerica Communications Corp. (“GoAmerica Communications”), a subsidiary of GoAmerica, Inc. (the “Registrant” or the “Company”), Nordia Inc. (“Nordia”) and Stellar Nordia Services LLC (“Stellar Nordia”) entered into a Second Amendment to Services Agreement (the “Second Amendment”), effective as of September 1, 2007.

        GoAmerica Communications and Nordia had entered into a Services Agreement dated January 1, 2005, as amended by an Amendment to Services Agreement dated as of February 1, 2006 (such amendment, the “First Amendment”, and such services agreement, as amended, the “Services Agreement”). GoAmerica Relay Services Corp. (formerly known as Acquisition 1 Corp.), a wholly owned subsidiary of the Registrant, and Stellar Nordia entered into a Managed Services Agreement dated August 1, 2007 (the “MSA”) pursuant to which Stellar Nordia will be assuming facilities, employee and operational responsibilities for the two primary call centers associated with Verizon’s TRS division, which the Registrant is acquiring, subject to regulatory and stockholder approval.

        Pursuant to the Second Amendment, Nordia assigned all of its rights, obligations, duties and liabilities under the Services Agreement to Stellar Nordia, and Stellar Nordia assumed all of the rights, obligations, duties and liabilities of Nordia under the Services Agreement. The Second Amendment extends the term of the Services Agreement until the earlier to occur of (i) February 1, 2009 or (ii) the date that the MSA becomes effective (which will occur upon the closing of the acquisition of Verizon’s TRS division). The Second Amendment further provides that on November 1, 2008, if the parties reasonably believe that the MSA will not become effective on or before February 1, 2009, then the parties will use good faith efforts to renegotiate and extend the Services Agreement based on then prevailing market conditions. The Second Amendment also revised certain provisions of the Services Agreement, including pricing, to conform to certain of the provisions of the MSA.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard.

        On October 17, 2007, the Registrant announced that it had received a letter from Nasdaq, dated October 16, 2007. The letter states that the Company violated Marketplace Rule 4350(i) in connection with the issuance of shares of its Series A Preferred Stock in August 2007, because, while the conversion of the Preferred Stock into Common Stock without shareholder approval was restricted in the Certificate of Designation, the restriction was only applicable while the Company’s Common Stock was listed on Nasdaq or another exchange. The letter also states that the Company has regained compliance with the Rule by forwarding to Nasdaq a copy of an agreement between the holder of the Series A Preferred Stock and the Company confirming that such restriction on conversion will remain in place until shareholder approval has been obtained.

        As previously announced, the Company has filed preliminary proxy materials with the Securities and Exchange Commission pertaining to various matters to be considered by stockholders at the Annual Meeting. As described in the preliminary proxy materials, the Company’s stockholders will be asked to approve the issuance of additional shares of Series A Preferred Stock in connection with the financing for the Company’s acquisition of Verizon’s Telecommunications Relay Services (“TRS”) division and the Company’s merger with Hands On Video Relay Services, Inc.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

        Wayne D. Smith is resigning from all of his positions at the Registrant effective November 1, 2007. Mr. Smith will receive one year’s severance, continuing medical benefits, and all restrictions remaining on restricted stock grants of the Registrant’s Common Stock previously made to him will lapse. Mr. Smith will be entitled to receive a bonus, relating to 2007, in an amount equal to any bonus that may be paid to any other executive officer of the Registrant. Mr. Smith has agreed to vote his shares in favor of the Registrant’s acquisition of Verizon’s TRS division and in favor of the Registrant’s merger with Hands On. If the acquisition and the merger are consummated, Mr. Smith will receive a special transaction bonus recognizing his efforts in the amount of $50,000. From November 1, 2007 until the later of the 90th day after November 1, 2007 or the conclusion of the first stockholder meeting at which the stockholders are asked to vote on the acquisition of the TRS division and the Hands On merger, Mr. Smith has agreed that he will not purchase or sell any securities of the Registrant (provided that if the stockholders reject the acquisition or the merger, the restrictions on Mr. Smith’s ability to dispose of the Registrant’s stock will cease). Donald G. Barnhart, the Company’s Chief Financial Officer, was appointed Secretary of the Registrant on October 9, 2007. Mr. Smith will continue as Executive Vice President and General Counsel of the Registrant until November 1, 2007.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit 10.1	Letter Agreement and Voting Agreement, each dated October 11, 2007, between GoAmerica, Inc. and Wayne D. Smith.

Exhibit 99.1	Press Release of the Registrant, dated October 17, 2007.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOAMERICA, INC.

By:	/s/ Wayne D. Smith Wayne D. Smith Executive Vice President and General Counsel

Dated: October 17, 2007

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT: In connection with the proposed acquisition of the assets of Verizon’s TRS division, the proposed acquisition of Hands On and the proposed equity financings related thereto, GoAmerica has filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”). INVESTORS AND STOCKHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS AND THE PARTIES TO THE PROPOSED TRANSACTIONS. Investors and stockholders may obtain a free copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at www.sec.gov. GoAmerica’s stockholders and other interested parties will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail to the Registrant at 433 Hackensack Avenue, Hackensack, New Jersey 07601, or by telephone to (201) 996-1717.

GoAmerica and its directors and officers may be deemed to be participants in the solicitation of proxies from GoAmerica’s stockholders with respect to the proposed transactions. Information about GoAmerica’s directors and officers and their ownership of GoAmerica common stock is set forth in the GoAmerica proxy statements and Annual Reports on Form 10-K and 10-K/A, previously filed with the SEC, and is set forth in the proxy statement relating to the proposed transactions.

Exhibit Index

Exhibit No.	Description

Exhibit 10.1	Letter Agreement and Voting Agreement, each dated October 11, 2007, between GoAmerica, Inc. and Wayne D. Smith.

Exhibit 99.1	Press Release of the Registrant, dated October 17, 2007.